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[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) GLOBAL TOTAL
                     RETURN FUND

                     SEMIANNUAL REPORT o APRIL 30, 2002

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 37 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 21
Notes to Financial Statements ............................................. 28
Trustees and Officers ..................................................... 39

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-May, many U.S. equity indices have retreated since December; bond performance has been decidedly mixed year to date; and many international equity indices have outperformed the U.S. market this year. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen lately is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended
March 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.9%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors.
As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marks the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 15, 2002

(1) Source: Lipper Inc.

(2) Source: Weisenberger.

(3) For the two-year period ended March 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 8.88%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 2.31%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.08%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed- rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended April 30, 2002, Class A shares of the fund provided a total return of 2.79%, Class B shares 2.49%, Class C shares 2.50%, and Class I shares 3.01%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, and compare to the following returns for the fund's benchmarks: 2.29% for the Standard & Poor's 500 Stock Index (the S&P 500); 1.21% for a benchmark composed of 60% of the Morgan Stanley Capital International (MSCI) World Index and 40% of the J.P. Morgan Global Government Bond Index (the Morgan Index); and 3.65% for the Lipper Global Flexible Fund Index. The S&P 500 is a commonly used measure of the broad stock market. The customized index is composed of the MSCI World Index, an unmanaged, market-capitalization-weighted total return index that measures the performance of 23 developed-country global stock markets, and the J.P. Morgan Global Government Bond Index, an unmanaged aggregate of actively traded government bonds issued from 13 countries (including the United States) with remaining maturities of at least one year. The Lipper mutual fund indices are unmanaged, net-asset-value-weighted indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends. During the same period, the average global flexible fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 5.51%.

Q.  WHAT FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PERIOD?

A. We believe that a major reason for our positive performance is the conservative positioning of the portfolio, which has been our long-term strategy regardless of economic or market conditions. This conservative bias, in both equities and fixed-income securities, has aided us considerably over this most difficult period. We don't invest to any major extent in less developed markets, and have benefited from our primary focus and regional exposure in the United States and Europe. Also, we tend to favor sectors of the market that we believe hold up better under volatile economic conditions. These are market sectors where we find more reliability and predictability of earnings and cash flows. From a company- by-company standpoint, the fund tries to emphasize the higher quality, safer names within these sectors -- those companies in which we have greater confidence of relative performance. This more conservative strategy, however, led us to be underweighted in several technology stocks that benefited from a strong rally at the end of last year -- thus contributing to our underperformance relative to the Lipper index and the Lipper category average.

Q. CAN YOU TELL ME MORE ABOUT THE SPECIFIC SECTORS YOU FOCUSED YOUR STRATEGY ON OVER THE PERIOD?

A. Financial Services was our largest weighting and represented approximately 22% of the fund at the end of the period. One area we particularly favored within this sector over the first half of the period was property and casualty insurance. It's a segment of the market that enjoyed extremely strong relative performance throughout the time period due in large part to a noticeable upswing in the cycle for insurance pricing. Health care, about 12% of the portfolio at the end of the period, was a segment of the market that fit well with our defensive, conservative investment philosophy. The demand for health care, whether pharmaceuticals or services, has historically been less economically sensitive to world events of the day. The sector has therefore delivered relatively predictable and sustainable earnings growth. Consumer staples was a sector that we've substantially increased over the period. Consumer staple products such as food, beverages, and tobacco comprise a sector of the market that, again, has had relatively low sensitivity to economic conditions. Performance of this group was strong over the period. Our weighting in this sector has increased while our exposure in technology has significantly decreased over the period.

Q.  WHAT OTHER AREAS DID YOU FAVOR?

A. We have continued to add to defensive industries such as consumer staples and health care in line with our core conservative investment strategy. That said, we do believe that economic indicators had been signaling the continuation of a modest recovery and therefore we were buying into sectors that our research showed would most benefit in a recovery. These included cyclical businesses, such as chemicals, and traditional growth areas, such as financial services, that historically rebound in anticipation of improved economic conditions. Within the financial services sectors, we rotated investments out of the insurance sector in the second half of the period in favor of the banking sector, which we believe will benefit from decreases in credit costs.

Q.  WHICH AREAS DETRACTED FROM PERFORMANCE?

A. With the exception of the fourth quarter of 2001, almost everything we owned in the technology and telecommunications sectors was disappointing. In technology, our holdings in IBM and Hewlett-Packard performed poorly. In telecommunications, share prices within this sector continued to disappoint and the bottom just seemed to get lower. But we have been underweight these two groups relative to our benchmark and this helped the fund overall, especially in the latter half of the period.

Q.  WHAT WAS THE FUND'S FIXED-INCOME STRATEGY DURING THE PERIOD?

A. The fund's high-quality fixed-income securities are a key component of its strategy and are designed to try to cushion the blow of downturns in the global stock market. In light of extreme volatility in the global equity markets, the benefits of this strategy were highlighted during the period. The fund typically invests in government or government-guaranteed bonds, such as U.S. Treasuries and high-quality sovereign credits. Over the period, our focus remained on dollar-bloc bonds, particularly in the United States, although we have also been moving into more defensive fixed-income securities such as Government National Mortgage Association bonds (Ginnie
    Maes) and German Government bonds. (Principal value and interest on U.S. Treasury securities are guaranteed by the U.S. government if held to maturity).

Q.  WHAT'S YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. We believe that the short-term outlook will be challenging, but there will be opportunities. Given uncertainty and higher risks, we believe there is a strong need for broad diversification. Therefore the underlying philosophy of this portfolio, which is focused more on investments in conservative, large-cap companies, and favoring sectors that we believe should perform relatively well regardless of the macroeconomic conditions of the world economy, will continue to guide the investment decisions of the fund. Looking ahead, we don't pretend to be able to predict the direction of the market. We believe, however, that the fund's balanced strategy should continue to be beneficial as the global markets are likely to remain volatile amid concerns about corporate earnings, economic growth, and geopolitical uncertainty. As always, we plan to take full advantage of any buying opportunities offered by further declines in the market while strategically selecting securities in an effort to help reduce the portfolio's overall risk.

/s/ Stephen C. Bryant                  /s/ Steven R. Gorham

    Stephen C. Bryant                      Steven R. Gorham
    Portfolio Manager                      Portfolio Manager

/s/ Frederick J. Simmons

    Frederick J. Simmons
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGERS' PROFILES
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   STEPHEN C. BRYANT IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
   (MFS(R)) AND PORTFOLIO MANAGER OF OUR GLOBAL FIXED-INCOME INSTITUTIONAL PRODUCTS AND THE GLOBAL GOVERNMENTS PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITY PRODUCTS, AND CLOSED-END FUNDS. HE IS A MEMBER OF THE MFS FIXED INCOME STRATEGY GROUP. HE JOINED MFS IN 1987 AS ASSISTANT VICE PRESIDENT. HE WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1992, AND SENIOR VICE PRESIDENT IN 1993. STEVE IS A GRADUATE OF WESLEYAN UNIVERSITY.

   STEVEN R. GORHAM, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE VALUE, GLOBAL BALANCED AND INTERNATIONAL GROWTH AND INCOME PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES AND INSTITUTIONAL INVESTMENT PRODUCTS. STEVE JOINED MFS IN 1989 AS A TELESERVICES REPRESENTATIVE AND BECAME A MEMBER OF THE FINANCIAL ADVISOR DIVISION SALES DESK IN 1991. IN 1992 HE JOINED THE EQUITY RESEARCH DEPARTMENT, AND HE BECAME A RESEARCH ANALYST IN 1993 AND AN INVESTMENT OFFICER IN 1996. HE WAS NAMED VICE PRESIDENT IN 1998, A PORTFOLIO MANAGER IN 2000, AND SENIOR VICE PRESIDENT IN 2001. HE IS A GRADUATE OF THE UNIVERSITY OF NEW HAMPSHIRE AND HAS AN M.B.A. FROM BOSTON COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   FREDERICK J. SIMMONS, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE MANAGES THE GLOBAL BALANCED AND INTERNATIONAL GROWTH AND INCOME PORTFOLIOS OF OUR MUTUAL FUND, VARIABLE ANNUITY, AND OFFSHORE PRODUCT LINES. FRED JOINED MFS IN 1971 AS INVESTMENT OFFICER IN THE RESEARCH DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1975 AND SENIOR VICE PRESIDENT IN 1983. FRED GRADUATED WITH HONORS FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION AND IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC. AND PAST PRESIDENT OF THE ELECTRONIC ANALYSTS OF BOSTON.

   ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY- ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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   OBJECTIVE:              SEEKS TOTAL RETURN BY PROVIDING ABOVE AVERAGE INCOME
                           (COMPARED TO A PORTFOLIO INVESTED ENTIRELY IN EQUITY SECURITIES) AND OPPORTUNITIES FOR GROWTH OF CAPITAL AND INCOME.

   COMMENCEMENT OF
   INVESTMENT OPERATIONS:  SEPTEMBER 4, 1990

   CLASS INCEPTION:        CLASS A  SEPTEMBER 4, 1990
                           CLASS B  SEPTEMBER 7, 1993
                           CLASS C  JANUARY 3, 1994
                           CLASS I  JANUARY 2, 1997

   SIZE:                   $355 MILLION NET ASSETS AS OF APRIL 30, 2002
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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH APRIL 30, 2002

CLASS A
                                                     6 Months       1 Year      3 Years      5 Years          10 Years
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
Cumulative Total Return Excluding
  Sales Charge                                         +2.79%       -2.03%       +4.09%      +37.25%          +136.21%
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                 --         -2.03%       +1.35%      + 6.54%          +  8.98%
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                 --         -6.68%       -0.29%      + 5.51%          +  8.45%
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
CLASS B
                                                     6 Months       1 Year      3 Years      5 Years          10 Years
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
Cumulative Total Return Excluding
  Sales Charge                                         +2.49%       -2.66%       +2.06%      +32.85%          +122.93%
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                           --         -2.66%       +0.68%      + 5.85%          +  8.35%
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                 --         -6.53%       -0.17%      + 5.54%          +  8.35%
----------------------------------------------------------------------------------------------------------------------

CLASS C
                                                     6 Months       1 Year      3 Years      5 Years          10 Years
----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                         +2.50%       -2.67%       +2.07%      +32.89%          +123.83%
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                 --         -2.67%       +0.68%      + 5.85%          +  8.39%
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                 --         -3.64%       +0.68%      + 5.85%          +  8.39%
----------------------------------------------------------------------------------------------------------------------

CLASS I
                                                     6 Months       1 Year      3 Years      5 Years          10 Years
----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  (No Sales Charge)                                    +3.01%       -1.66%       +5.40%      +39.92%          +141.00%
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  (No Sales Charge)                                      --         -1.66%       +1.77%      + 6.95%          +  9.19%
----------------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to their inception, Class B, C, and I share performance includes the performance of the fund's original share class (Class A). Class B and C performance has been adjusted to reflect the CDSC applicable to B and C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B and C than those of A, performance shown is higher for B and C than it would have been had these share classes been offered for the entire period. Conversely, because these expenses are lower for I than those A, performance shown is lower for I than it would have been had share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 2002

FIVE LARGEST STOCK SECTORS

                FINANCIAL SERVICES               22.2%
                CONSUMER STAPLES                 15.4%
                HEALTH CARE                      11.7%
                BASIC MATERIALS                  10.8%
                UTILITIES & COMMUNICATIONS        8.9%

TOP 10 STOCK HOLDINGS

PHILIP MORRIS COS., INC.  2.8%                  WYETH  1.8%
Tobacco, food, and beverage conglomerate        Pharmaceuticals and consumer health care company

DIAGEO PLC  2.5%                                REED INTERNATIONAL PLC  1.7%
Worldwide consumer goods company                Publishing company and information provider

CaNADIAN NATIONAL RAILWAY CO.  2.2%             AVENTIS S.A.  1.6%
Railway/transportation company                  Pharmaceutical company

AKZO NOBEL N.V.  2.1%                           METLIFE, INC.  1.6%
Diversified Dutch chemical company              Insurance and financial services company

TOTAL FINA S.A.  2.1%
Oil exploration and production company

SYNGENTA AG  2.1%
Swiss agricultural chemical firm

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 2002

Stocks - 56.7%
---------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES               VALUE
---------------------------------------------------------------------------------------------------
Foreign Stocks - 32.9%
  Australia - 1.0%
    Australia & New Zealand Banking Group Ltd. (Banks & Credit Cos.)*    56,359       $     574,319
    QBE Insurance Group Ltd. (Insurance)*                               482,230           1,892,627
    TABCORP Holdings Ltd. (Gaming)                                      162,000           1,048,082
                                                                                      -------------
                                                                                      $   3,515,028
---------------------------------------------------------------------------------------------------
  Belgium - 0.4%
    Dexia (Banks & Credit Cos.)*                                         86,300       $   1,421,677
---------------------------------------------------------------------------------------------------
  Brazil - 0.2%
    Companhia Vale Do Rio Doce (Metals & Minerals)*                      22,400       $     611,296
---------------------------------------------------------------------------------------------------
  Canada - 2.3%
    BCE, Inc. (Telecommunications)                                       28,370       $     496,191
    Canadian National Railway Co. (Railroad)                             94,740           4,533,309
    Encana Corp. (Utilities - Gas)*                                      17,700             556,725
    Manitoba Telecom Services, Inc. (Telecommunications)                 56,150           1,258,498
    Quebecor World, Inc. (Printing & Publishing)                         40,600           1,145,376
                                                                                      -------------
                                                                                      $   7,990,099
---------------------------------------------------------------------------------------------------
  Denmark - 0.6%
    Danske Bank (Banks & Credit Cos.)                                   108,060       $   1,950,329
---------------------------------------------------------------------------------------------------
  Finland - 0.1%
    UPM-Kymmene Oyj (Forest & Paper Products)                            15,000       $     523,917
---------------------------------------------------------------------------------------------------
  France - 5.2%
    Aventis S.A. (Pharmaceuticals)                                       44,990       $   3,193,426
    BNP Paribas S.A. (Banks & Credit Cos.)*                              36,900           1,926,609
    Carrefour S.A. (Supermarket)                                         12,700             553,907
    Castorama Dubois Investissement S.A. (Retail)*                       20,593           1,145,637
    Sanofi-Synthelabo S.A. (Medical & Health Products)                   37,710           2,411,902
    Societe Television Francaise 1 (Entertainment)                       44,206           1,257,498
    STMicroelectronics N.V. (Electronics)                                63,700           1,978,325
    Technip-Coflexip S.A. (Engineering)                                  12,610           1,777,649
    Total Fina S.A., ADR (Oils)                                          55,420           4,195,848
                                                                                      -------------
                                                                                      $  18,440,801
---------------------------------------------------------------------------------------------------
  Germany - 1.9%
    Deutsche Post AG (Transportation)                                    81,000       $   1,098,118
    Fresenius AG, Preferred (Medical Supplies)                            4,200             310,974
    HypoVereinsbank (Banks & Credit Cos.)                                14,700             515,423
    Linde AG (Engineering)                                               31,000           1,513,912
    Munchener Ruckvers AG (Financial Services)                            7,300           1,807,218
    ProSiebenSat.1 Media AG, Preferred (Broadcasting)                    40,900             386,959
    Schering AG (Pharmaceuticals)                                        17,500           1,065,725
                                                                                      -------------
                                                                                      $   6,698,329
---------------------------------------------------------------------------------------------------
  Hong Kong - 0.1%
    Hong Kong Electric Holdings Ltd. (Utilities - Electric)             133,000       $      504,78
---------------------------------------------------------------------------------------------------
  Ireland - 0.9%
    Bank of Ireland (Banks & Credit Cos.)                               119,500       $   1,387,704
    Irish Life & Permanent PLC (Financial Institutions)                  33,100             449,929
    Jefferson Smurfit Group PLC (Forest & Paper Products)               355,700             859,948
    Jefferson Smurfit Group PLC, ADR (Forest & Paper Products)           21,900             524,067
                                                                                      -------------
                                                                                      $   3,221,648
---------------------------------------------------------------------------------------------------
  Italy - 0.3%
    Assicurazioni Generali S.p.A. (Insurance)                            27,800       $     671,186
    Snam Rete Gas S.p.A. (Gas)*                                          98,160             278,345
                                                                                      -------------
                                                                                      $     949,531
---------------------------------------------------------------------------------------------------
  Japan - 3.6%
    Asahi Breweries, Ltd. (Food & Beverage Products)                    120,000       $   1,105,349
    Canon, Inc. (Electronics)                                            59,000           2,260,220
    Honda Motor Co., Ltd. (Automotive)                                   69,300           3,108,059
    Nissan Motor Co. (Automotive)                                        77,000             592,354
    Nissin Food Products Co., Ltd. (Food & Beverage Products)            28,500             514,833
    NTT DoCoMo, Inc. "when issued" (Telecommunications)*                    316             804,578
    NTT DoCoMo, Inc. (Telecommunications)                                    79             199,914
    Secom Co., Ltd. (Consumer Goods & Services)                          22,500           1,107,218
    Shiseido Co., Ltd. (Consumer Products)                              142,000           1,575,567
    Tokyo Gas Co. Ltd. (Gas)                                            585,000           1,398,388
                                                                                      -------------
                                                                                      $  12,666,480
---------------------------------------------------------------------------------------------------
  Mexico - 0.3%
    Fomento Economico Mexicano S.A. de C.V., ADR (Food &
      Beverage Products)                                                 13,210       $     632,099
    Telefonos de Mexico S.A. de CV, ADR (Telecommunications)             13,810             522,570
                                                                                      -------------
                                                                                      $   1,154,669
---------------------------------------------------------------------------------------------------
  Netherlands - 2.1%
    Akzo Nobel N.V. (Chemicals)                                         100,270       $   4,306,451
    Koninklijke (Royal) KPN N.V. (Telecommunications)                    73,510             332,854
    Unilever N.V. (Food & Beverage Products)                             35,200           2,265,624
    VNU N.V. (Publishing)*                                               16,000             488,026
                                                                                      -------------
                                                                                      $   7,392,955
---------------------------------------------------------------------------------------------------
  South Korea - 0.2%
    Samsung Electronics Co. (Electronics)##                               2,800       $     411,180
    Korea Tobacco & Ginseng Corp., GDR (Tobacco)##                       42,900             304,161
                                                                                      -------------
                                                                                      $     715,341
---------------------------------------------------------------------------------------------------
  Spain - 2.1%
    Altadis S.A. (Tobacco)                                               95,400       $   2,013,006
    Banco Santander Central Hispano S.A. (Banks & Credit Cos.)*          64,000             592,260
    Gas Natural SDG S.A. (Gas)                                           55,000           1,111,522
    Iberdrola S.A. (Utilities - Electric)                               141,400           1,937,328
    Telefonica S.A. (Telecommunications)                                184,083           1,968,653
                                                                                      -------------
                                                                                      $   7,622,769
---------------------------------------------------------------------------------------------------
  Sweden - 0.1%
    Saab AB, "B" (Aerospace & Defense)                                   36,300       $     419,918
---------------------------------------------------------------------------------------------------
  Switzerland - 2.1%
    Nestle S.A. (Food & Beverage Products)                                4,809       $   1,135,961
    Novartis AG (Medical & Health Products)                              27,800           1,165,049
    Swiss Reinsurance (Insurance)*                                        5,300             534,445
    Syngenta AG (Chemicals)                                              67,121           4,139,694
    Synthes-Stratec, Inc. (Medical & Health Products)                       760             470,606
                                                                                      -------------
                                                                                      $   7,445,755
---------------------------------------------------------------------------------------------------
  United Kingdom - 9.4%
    BP Amoco PLC, ADR (Oils)                                             49,896       $   2,534,717
    Cadbury Schweppes PLC (Food & Beverage Products)                    189,800           1,438,790
    CGNU PLC (Insurance)*                                                50,443             518,664
    Diageo PLC (Food & Beverage Products)*                              387,153           5,136,667
    Glaxo Wellcome PLC, ADR (Medical & Health Products)                  31,600           1,518,380
    GlaxoSmithKline PLC (Pharmaceutical)                                 40,900             988,808
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                       229,100           2,632,585
    Marks & Spencer Group PLC (Retail)*                                 151,138             873,865
    National Grid Group PLC (Telecommunications)*                       160,400           1,149,344
    NEXT PLC (Retail)                                                   164,500           2,492,805
    Reckitt Benckiser PLC (Consumer Goods & Services)*                  158,908           2,811,917
    Reed International PLC (Publishing)                                 348,400           3,409,791
    Royal Bank of Scotland Group PLC (Banks & Credit Cos.)*              56,801           1,628,026
    Standard Chartered PLC (Banks & Credit Cos.)                        104,560           1,286,775
    Tesco PLC (Retail)*                                                 302,100           1,157,143
    Unilever PLC (Food & Beverage Products)                             166,800           1,525,584
    Vodafone Group PLC (Telecommunications)                           1,426,394           2,300,719
                                                                                      -------------
                                                                                      $  33,404,580
---------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $ 116,649,911
---------------------------------------------------------------------------------------------------
U.S. Stocks - 23.8%
  Aerospace & Defense - 0.3%
    Northrop Grumman Corp.                                                9,800       $   1,182,468
---------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.1%
    Nike, Inc., "B"                                                       9,300       $     495,969
---------------------------------------------------------------------------------------------------
  Automotive - 0.1%
    Delphi Automotive Systems Corp.                                      31,700       $     492,935
---------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 2.4%
    Bank of America Corp.                                                34,340       $   2,488,963
    Citigroup, Inc.                                                      30,800           1,333,640
    Comerica, Inc.                                                       14,500             911,325
    FleetBoston Financial Corp.                                          29,200           1,030,760
    Mellon Financial Corp.                                               13,900             524,864
    National City Corp.                                                  17,600             549,120
    PNC Financial Services Group                                          8,680             478,702
    SunTrust Banks, Inc.                                                  8,200             557,436
    Wachovia Corp.                                                       15,300             582,012
                                                                                      -------------
                                                                                      $   8,456,822
---------------------------------------------------------------------------------------------------
  Building Products - 0.2%
    American Standard Cos., Inc.*                                         7,800       $     582,660
---------------------------------------------------------------------------------------------------
  Business Machines - 0.7%
    Hewlett-Packard Co.                                                  67,410       $   1,152,711
    International Business Machines Corp.                                15,470           1,295,767
                                                                                      -------------
                                                                                      $   2,448,478
---------------------------------------------------------------------------------------------------
  Business Services - 0.2%
    ARAMARK Corp.*                                                        9,880       $     273,676
    Automatic Data Processing, Inc.                                       6,600             335,544
    Manpower, Inc.                                                          200               8,050
                                                                                      -------------
                                                                                      $     617,270
---------------------------------------------------------------------------------------------------
  Chemicals - 0.5%
    Air Products & Chemicals, Inc.                                       39,640       $   1,904,702
---------------------------------------------------------------------------------------------------
  Conglomerates - 0.2%
    Tyco International Ltd.                                              46,034       $     849,327
---------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 2.3%
    Colgate-Palmolive Co.                                                13,200       $      699,73
    Kimberly-Clark Corp.                                                  8,400             547,008
    Philip Morris Cos., Inc.                                            103,330           5,624,252
    Procter & Gamble Co.                                                 13,980           1,261,835
                                                                                      -------------
                                                                                      $   8,132,827
---------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.4%
    Danaher Corp.                                                         7,900       $     565,482
    General Electric Co.                                                 27,660             872,673
                                                                                      -------------
                                                                                      $   1,438,155
---------------------------------------------------------------------------------------------------
  Entertainment - 0.2%
    Viacom, Inc., "B"*                                                   15,000       $     706,500
---------------------------------------------------------------------------------------------------
  Financial Institutions - 1.5%
    Fannie Mae                                                           12,700       $   1,002,411
    Freddie Mac                                                          40,660           2,657,131
    Goldman Sachs Group, Inc.                                             6,730             529,987
    Merrill Lynch & Co., Inc.                                            25,670           1,076,600
                                                                                      -------------
                                                                                      $   5,266,129
---------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.4%
    Kellogg Co.                                                          24,100       $     865,672
    PepsiCo, Inc.                                                        10,100             524,190
                                                                                      -------------
                                                                                      $   1,389,862
---------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.2%
    International Paper Co.                                              13,600       $     563,448
---------------------------------------------------------------------------------------------------
  Gas - 0.6%
    Praxair, Inc.                                                        33,720       $   1,925,412
---------------------------------------------------------------------------------------------------
  Insurance - 3.7%
    AFLAC, Inc.                                                          39,600       $   1,184,040
    American International Group, Inc.                                   20,900           1,444,608
    CIGNA Corp.                                                           8,500             926,500
    Gallagher (Aurthur J.) & Co.                                         43,800           1,581,180
    Loews Corp.*                                                         25,360             832,315
    MetLife, Inc.                                                        93,230           3,182,872
    St. Paul Cos., Inc.                                                  49,740           2,477,550
    Travelers Property Casualty Corp. - "A"*                              7,310             135,893
    Willis Group Holdings Ltd.*                                          49,060           1,435,005
                                                                                      -------------
                                                                                      $  13,199,963
---------------------------------------------------------------------------------------------------
  Machinery - 0.4%
    Deere & Co., Inc.                                                    27,200       $   1,217,472
---------------------------------------------------------------------------------------------------
  Manufacturing - 1.0%
    ITT Industries, Inc.                                                    600       $      41,916
    Minnesota Mining & Manufacturing Co.*                                22,940           2,885,852
    Pall Corp.                                                           22,900             476,320
                                                                                      -------------
                                                                                      $   3,404,088
---------------------------------------------------------------------------------------------------
  Medical & Health Products - 1.7%
    Bristol-Myers Squibb Co.                                             16,800       $     483,840
    Eli Lilly & Co.                                                      29,440           1,944,512
    Johnson & Johnson Co.                                                30,810           1,967,526
    Merck & Co., Inc.                                                     9,800             532,532
    Pfizer, Inc.                                                         28,400           1,032,340
                                                                                      -------------
                                                                                      $   5,960,750
---------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.2%
    IMS Health, Inc.                                                     22,100       $     455,481
    Lincare Holdings, Inc.*                                              10,100             317,948
                                                                                      -------------
                                                                                      $     773,429
---------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.6%
    Alcoa, Inc.                                                          60,500       $   2,058,815
---------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Halliburton Co.                                                      18,010       $      305,99
---------------------------------------------------------------------------------------------------
  Oils - 1.2%
    Devon Energy Corp.                                                   10,900       $     537,479
    El Paso Corp.                                                        11,540             461,600
    ExxonMobil Corp.                                                     66,640           2,676,929
    Occidental Petroleum Corp.                                           21,600             621,000
                                                                                      -------------
                                                                                      $   4,297,008
---------------------------------------------------------------------------------------------------
  Pharmaceuticals - 1.2%
    Abbott Laboratories, Inc.                                            13,300       $     717,535
    Wyeth*                                                               64,680           3,686,760
                                                                                      -------------
                                                                                      $   4,404,295
---------------------------------------------------------------------------------------------------
  Photographic Products - 0.2%
    Eastman Kodak Co.                                                    18,000       $     579,780
---------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.3%
    Gannett Co., Inc.                                                    14,940       $   1,095,102
---------------------------------------------------------------------------------------------------
  Retail - 1.4%
    Lowe's Cos., Inc.                                                    18,640       $     788,286
    Sears, Roebuck & Co.                                                 56,000           2,954,000
    Target Corp.                                                         29,000           1,265,850
                                                                                      -------------
                                                                                      $   5,008,136
---------------------------------------------------------------------------------------------------
  Supermarket - 0.4%
    Kroger Co.*                                                          17,000       $     387,090
    Safeway, Inc.*                                                       23,760             996,732
                                                                                      -------------
                                                                                      $   1,383,822
---------------------------------------------------------------------------------------------------
  Telecommunications - 0.5%
    BellSouth Corp.                                                      42,810       $   1,299,283
    Motorola, Inc.                                                       33,800             520,520
                                                                                      -------------
                                                                                      $   1,819,803
---------------------------------------------------------------------------------------------------
  Transportation - 0.1%
    United Parcel Service, Inc.                                           7,940       $     476,718
---------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    Calpine Corp.*                                                       13,080       $     143,880
    FPL Group, Inc.                                                       9,300             590,457
    Keyspan Corp.                                                         7,300             257,690
    NSTAR Co.                                                            12,000             549,600
                                                                                      -------------
                                                                                      $   1,541,627
---------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.1%
    National Fuel Gas Co.                                                21,000       $     500,220
---------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $  84,479,982
---------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $176,500,424)                                          $ 201,129,893
---------------------------------------------------------------------------------------------------

Bonds - 36.2%
---------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
---------------------------------------------------------------------------------------------------
U.S. Bonds - 21.3%
  U.S. Government Agencies - 3.0%
    Federal National Mortgage Assn., 6.5s, 2031                   $       5,228       $   5,296,395
    Government National Mortgage Assn., 6.5s, 2032                        5,383           5,463,159
                                                                                      -------------
                                                                                      $  10,759,554
---------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 18.3%
    U. S. Treasury Bonds, 6.25s, 2023                             $      11,111       $  11,796,771
    U.S. Treasury Notes, 3.625s, 2004                                         4               4,033
    U.S. Treasury Notes, 4.625s, 2006                                     2,155           2,183,274
    U.S. Treasury Notes, 6.125s, 2007                                    36,376          38,933,597
    U.S. Treasury Notes, 5.75s, 2010###                                  11,479          12,015,299
                                                                                      -------------
                                                                                      $  64,932,974
---------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                      $  75,692,528
---------------------------------------------------------------------------------------------------
Foreign Bonds - 14.9%
  Canada - 1.0%
    Government of Canada, 5.75s, 2006                              CAD    1,053       $     689,616
    Government of Canada, 5.5s, 2009                                      4,486           2,867,503
                                                                                      -------------
                                                                                      $   3,557,119
---------------------------------------------------------------------------------------------------
  Denmark - 1.1%
    Kingdom of Denmark, 7s, 2007                                   DKK   30,341       $   4,014,193
---------------------------------------------------------------------------------------------------
  Germany - 7.1%
    Federal Republic of Germany, 4.75s, 2008                       EUR    4,222       $   3,768,457
    Federal Republic of Germany, 4.5s, 2009                              24,487          21,340,730
                                                                                      -------------
                                                                                      $  25,109,187
---------------------------------------------------------------------------------------------------
  Italy - 0.9%
    Republic of Italy, 5s, 2008                                    EUR    3,578       $   3,225,825
---------------------------------------------------------------------------------------------------
  Japan - 1.2%
    International Bank for Reconstruction & Development,
      5s, 2006                                                    $       4,319       $   4,375,579
---------------------------------------------------------------------------------------------------
  New Zealand - 0.8%
    Government of New Zealand, 7s, 2009                            NZD    5,794       $   2,633,855
---------------------------------------------------------------------------------------------------
  Supra-National - 0.7%
    European Investment Bank, 4s, 2005                            $       2,637       $   2,615,205
---------------------------------------------------------------------------------------------------
  Sweden - 0.4%
    Kingdom of Sweden, 6s, 2005                                    SEK    4,000       $     396,232
    Kingdom of Sweden, 5s, 2009                                          11,055           1,044,393
                                                                                      -------------
                                                                                      $   1,440,625
---------------------------------------------------------------------------------------------------
  United Kingdom - 1.7%
    United Kingdom Treasury, 6.75s, 2004                           GBP    3,851       $   5,850,979
---------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                   $  52,822,567
---------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $129,139,229)                                           $ 128,515,095
---------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 0.3%
---------------------------------------------------------------------------------------------------
                                                                         SHARES
---------------------------------------------------------------------------------------------------
United States - 0.3%
  Automotive - 0.2%
    General Motors Corp., 5.25% *                                        20,500       $     589,375
---------------------------------------------------------------------------------------------------
  Business Machines - 0.1%
    Motorola, Inc., 7.00%                                                11,400       $     547,200
---------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock (Identified Cost, $1,052,842)                       $   1,136,575
---------------------------------------------------------------------------------------------------

Short-Term Obligations - 6.5%
---------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
---------------------------------------------------------------------------------------------------
    Edison Asset Securitization LLC, due 5/01/02                  $       6,311       $   6,311,000
    American Express Credit Corp., due 5/01/02                            1,604           1,604,000
    General Electric Co., due 5/01/02                                     9,370           9,370,000
    New Center Asset Trust, due 5/01/02                                   5,648           5,648,000
---------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                       $  22,933,000
---------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $329,625,495)                                     $ 353,714,563

Other Assets, Less Liabilities - 0.3%                                                     1,087,333
---------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $ 354,801,896
---------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.
### Security segregated as collateral for open futures contract.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

                AUD = Australian Dollars                  GBP = British Pounds
                CAD = Canadian Dollars                    NZD = New Zealand Dollars
                DKK = Danish Kroner                       SEK = Swedish Krona
                EUR = Euro

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------
APRIL 30, 2002
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $329,625,495)        $353,714,563
  Investment of cash collateral for securities loaned, at
    identified cost and value                                    32,866,698
  Cash                                                               24,434
  Receivable for forward foreign currency exchange
    contracts                                                        61,115
  Receivable for forward foreign currency exchange
    contracts subject to master netting agreements                   73,857
  Receivable for fund shares sold                                   279,425
  Receivable for investments sold                                 6,190,000
  Interest and dividends receivable                               2,975,418
  Other assets                                                       26,340
                                                               ------------
      Total assets                                             $396,211,850
                                                               ------------
Liabilities:
  Payable to custodian                                               $  108
  Payable for fund shares reacquired                                518,870
  Payable for investments purchased                               7,162,559
  Payable for forward foreign currency exchange contracts           399,479
  Payable for forward foreign currency exchange contracts
    subject to master netting agreements                            252,876
  Collateral for securities loaned, at value                     32,866,698
  Payable to affiliates -
    Administrative fee                                                  170
    Management fee                                                    8,145
    Shareholder servicing agent fee                                     970
    Distribution and service fee                                      5,753
  Accrued expenses and other liabilities                            194,326
                                                               ------------
      Total liabilities                                        $ 41,409,954
                                                               ------------
Net assets                                                     $354,801,896
                                                               ============
Net assets consist of:
  Paid-in capital                                              $341,736,221
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                 23,698,102
  Accumulated net realized loss on investments and foreign
    currency transactions                                       (11,895,114)
  Accumulated undistributed net investment income                 1,262,687
                                                               ------------
      Total                                                    $354,801,896
                                                               ============
Shares of beneficial interest outstanding                       29,741,443
                                                                ==========
Class A shares:
  Net asset value per share
    (net assets of $219,701,626 / 18,418,897 shares of
     beneficial interest outstanding)                            $11.93
                                                                 ======
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                   $12.52
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $95,904,417 / 8,031,651 shares of
     beneficial interest outstanding)                            $11.94
                                                                 ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $37,751,401 / 3,169,890 shares of
     beneficial interest outstanding)                            $11.91
                                                                 ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $1,444,452 / 121,005 shares of
     beneficial interest outstanding)                            $11.94
                                                                 ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2002
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                      $  3,601,172
    Dividends                                                        1,833,618
    Foreign taxes withheld                                            (133,714)
                                                                  ------------
      Total investment income                                     $  5,301,076
                                                                  ------------
  Expenses -
    Management fee                                                $  1,415,411
    Trustees' compensation                                              15,042
    Shareholder servicing agent fee                                    170,898
    Distribution and service fee (Class A)                             354,197
    Distribution and service fee (Class B)                             501,632
    Distribution and service fee (Class C)                             188,611
    Administrative fee                                                  19,885
    Custodian fee                                                      126,814
    Printing                                                            47,601
    Postage                                                             25,604
    Auditing fees                                                       19,600
    Legal fees                                                           3,563
    Miscellaneous                                                      194,098
                                                                  ------------
      Total expenses                                              $  3,082,956
    Fees paid indirectly                                                (8,421)
                                                                  ------------
      Net expenses                                                $  3,074,535
                                                                  ------------
        Net investment income                                     $  2,226,541
                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $ (6,120,708)
    Futures contracts                                                    2,797
    Foreign currency transactions                                      457,864
                                                                  ------------
        Net realized loss on investments and foreign currency
          transactions                                            $ (5,660,047)
                                                                  ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $ 13,482,776
    Futures contracts                                                   16,409
    Translation of assets and liabilities in foreign currencies       (806,855)
                                                                  ------------
        Net unrealized gain on investments and foreign
          currency translation                                    $ 12,692,330
                                                                  ------------
          Net realized and unrealized gain on investments
            and foreign currency                                  $  7,032,283
                                                                  ------------
            Increase in net assets from operations                $  9,258,824
                                                                  ============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------
                                                        SIX MONTHS ENDED                  YEAR ENDED
                                                          APRIL 30, 2002            OCTOBER 31, 2001
                                                             (UNAUDITED)
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $  2,226,541               $  5,204,208
  Net realized loss on investments and foreign currency
    transactions                                              (5,660,047)                (7,502,631)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                      12,692,330                (20,356,300)
                                                            ------------               ------------
    Increase (decrease) in net assets from operations       $  9,258,824               $(22,654,723)
                                                            ------------               ------------
Distributions declared to shareholders -
  From net investment income (Class A)                      $   (575,965)              $ (6,572,180)
  From net investment income (Class B)                            --                     (2,995,974)
  From net investment income (Class C)                            --                     (1,102,514)
  From net investment income (Class I)                            (6,639)                   (64,057)
  From net realized gain on investments and foreign
    currency transactions (Class A)                               --                    (10,490,998)
  From net realized gain on investments and foreign
    currency transactions (Class B)                               --                     (7,102,849)
  From net realized gain on investments and foreign
    currency transactions (Class C)                               --                     (2,642,916)
  From net realized gain on investments and foreign
    currency transactions (Class I)                               --                        (96,226)
  From paid-in capital (Class A)                                  --                       (352,268)
  From paid-in capital (Class B)                                  --                       (160,584)
  From paid-in capital (Class C)                                  --                        (59,095)
  From paid-in capital (Class I)                                  --                         (3,433)
                                                            ------------               ------------
    Total distributions declared to shareholders            $  (582,604)               $(31,643,094)
                                                            ------------               ------------
Net increase in net assets from fund share
  transactions                                              $  4,772,545               $ 52,112,220
                                                            ------------               ------------
      Total increase (decrease) in net assets               $ 13,448,765               $ (2,185,597)
Net assets:
  At beginning of period                                     341,353,131                343,538,728
                                                            ------------               ------------

At end of period (including accumulated undistributed net
investment income (loss) of $1,262,687 and $(381,250),
respectively)                                               $354,801,896               $341,353,131
                                                            ============               ============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                            SIX MONTHS ENDED        --------------------------------------------------------------------------
                              APRIL 30, 2002              2001             2000             1999           1998           1997
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                              $11.64            $13.76           $13.98           $14.59         $13.84         $12.73
                                      ------            ------           ------           ------         ------         ------
Income from investment operations#(S)(S) -
  Net investment income               $ 0.09            $ 0.22           $ 0.36           $ 0.25         $ 0.28         $ 0.31
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                        0.23             (1.02)            0.70             0.45           1.57           1.61
                                      ------            ------           ------           ------         ------         ------
      Total from investment
        operations                    $ 0.32            $(0.80)          $ 1.06           $ 0.70         $ 1.85         $ 1.92
                                      ------            ------           ------           ------         ------         ------
Less distributions declared to
  shareholders -
  From net investment income          $(0.03)           $(0.48)          $(0.23)          $(0.24)        $(0.18)        $(0.21)
  From net realized gain on
    investments and foreign
    currency transactions               --               (0.82)           (1.05)           (0.96)         (0.92)         (0.60)
  In excess of net investment
    income                              --                --               --              (0.11)          --             --
  From paid-in capital                  --               (0.02)            --               --             --             --
                                      ------            ------           ------           ------         ------         ------
      Total distributions declared
        to shareholders               $(0.03)           $(1.32)          $(1.28)          $(1.31)        $(1.10)        $(0.81)
                                      ------            ------           ------           ------         ------         ------
Net asset value - end of period       $11.93            $11.64           $13.76           $13.98         $14.59         $13.84
                                      ======            ======           ======           ======         ======         ======
Total return(+)                         2.79%++          (6.38)%           7.76%            4.96%         14.29%         15.71%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                            1.55%+            1.47%            1.51%            1.48%          1.51%          1.59%
  Net investment income(S)(S)           1.57%+            1.80%            2.62%            1.74%          1.99%          2.35%
Portfolio turnover                        31%               69%              91%             109%           183%           143%
Net assets at end of period
  (000 Omitted)                     $219,702          $197,374         $178,773         $187,780       $174,576       $152,919

     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)(S) As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premiums on debt securities. The effect of this change for the six months ended
       April 30, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and to decrease the ratio of net investment income to average net assets by 0.10%. Per share, ratios, and supplemental data for periods prior to November 1, 2001, have not been restated to reflect this change.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                             SIX MONTHS ENDED        -------------------------------------------------------------------------
                               APRIL 30, 2002              2001             2000             1999           1998          1997
                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                      CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                               $11.65            $13.72           $13.95           $14.56         $13.82        $12.71
                                       ------            ------           ------           ------         ------        ------
Income from investment operations#(S)(S) -
  Net investment income                $ 0.05            $ 0.14           $ 0.27           $ 0.16         $ 0.19        $ 0.22
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                         0.24             (1.03)            0.69             0.45           1.56          1.62
                                       ------            ------           ------           ------         ------        ------
      Total from investment
operations                             $ 0.29            $(0.89)          $ 0.96           $ 0.61         $ 1.75        $ 1.84
                                       ------            ------           ------           ------         ------        ------
Less distributions declared to
  shareholders -
  From net investment income           $ --              $(0.34)          $(0.14)          $(0.18)        $(0.09)       $(0.13)
  From net realized gain on
    investments and foreign
    currency transactions                --               (0.82)           (1.05)           (0.96)         (0.92)        (0.60)
  In excess of net investment
    income                               --                --               --              (0.08)          --            --
  From paid-in capital                   --               (0.02)            --               --             --            --
                                       ------            ------           ------           ------         ------        ------
      Total distributions
        declared to shareholders       $ --              $(1.18)          $(1.19)          $(1.22)        $(1.01)       $(0.73)
                                       ------            ------           ------           ------         ------        ------
Net asset value - end of period        $11.94            $11.65           $13.72           $13.95         $14.56        $13.82
                                       ======            ======           ======           ======         ======        ======
Total return                             2.49%++          (7.05)%           7.07%            4.22%         13.57%        15.00%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                             2.20%+            2.12%            2.16%            2.14%          2.16%         2.25%
  Net investment income(S)(S)            0.90%+            1.14%            1.98%            1.13%          1.33%         1.70%
Portfolio turnover                         31%               69%              91%             109%           183%          143%
Net assets at end of period
  (000 Omitted)                       $95,904          $104,442         $118,676         $130,413       $113,966       $96,931

     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premiums on debt securities. The effect of this change for the six months ended
       April 30, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and to decrease the ratio of net investment income to average net assets by 0.10%. Per share, ratios, and supplemental data for periods prior to November 1, 2001, have not been restated to reflect this change.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                 SIX MONTHS ENDED        ---------------------------------------------------------------------
                                   APRIL 30, 2002             2001            2000            1999          1998          1997
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $11.62           $13.68          $13.94          $14.56        $13.82        $12.72
                                           ------           ------          ------          ------        ------        ------
Income from investment operations#(S)(S) -
  Net investment income                    $ 0.05           $ 0.14          $ 0.27          $ 0.16        $ 0.19        $ 0.23
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                    0.24            (1.02)           0.69            0.45          1.56          1.61
                                           ------           ------          ------          ------        ------        ------
      Total from investment
        operations                         $ 0.29           $(0.88)         $ 0.96          $ 0.61        $ 1.75        $ 1.84
                                           ------           ------          ------          ------        ------        ------
Less distributions declared to shareholders -
  From net investment income               $ --             $(0.34)         $(0.17)         $(0.19)       $(0.09)       $(0.14)
  From net realized gain on investments
    and foreign currency transactions        --              (0.82)          (1.05)          (0.96)        (0.92)        (0.60)
  In excess of net investment income         --               --              --             (0.08)         --            --
  From paid-in capital                       --              (0.02)           --              --            --            --
                                           ------           ------          ------          ------        ------        ------
      Total distributions declared to
        shareholders                       $ --             $(1.18)         $(1.22)         $(1.23)       $(1.01)       $(0.74)
                                           ------           ------          ------          ------        ------        ------
Net asset value - end of period            $11.91           $11.62          $13.68          $13.94        $14.56        $13.82
                                           ======           ======          ======          ======        ======        ======
Total return                                 2.50%++         (7.03)%          7.11%           4.23%        13.52%        14.97%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                 2.20%+           2.12%           2.16%           2.14%         2.16%         2.24%
  Net investment income(S)(S)                0.91%+           1.14%           1.97%           1.13%         1.33%         1.71%
Portfolio turnover                             31%              69%             91%            109%          183%          143%
Net assets at end of period (000
  Omitted)                                $37,751          $38,230         $44,468         $51,800       $30,580       $21,725

     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premiums on debt securities. The effect of this change for the six months ended
       April 30, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and to decrease the ratio of net investment income to average net assets by 0.10%. Per share, ratios, and supplemental data for periods prior to November 1, 2001, have not been restated to reflect this change.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                             SIX MONTHS ENDED        -------------------------------------------------------------------------
                               APRIL 30, 2002              2001             2000             1999           1998         1997*
                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                      CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                               $11.65            $13.80           $14.02           $14.60         $13.86        $12.51
                                       ------            ------           ------           ------         ------        ------
Income from investment operations#(S)(S) -
  Net investment income                $ 0.11            $ 0.27           $ 0.41           $ 0.29         $ 0.33        $ 0.30
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                         0.24             (1.03)            0.69             0.49           1.56          1.21
                                       ------            ------           ------           ------         ------        ------
      Total from investment
        operations                     $ 0.35            $(0.76)          $ 1.10           $ 0.78         $ 1.89        $ 1.51
                                       ------            ------           ------           ------         ------        ------
Less distributions declared to
  shareholders -
  From net investment income           $(0.06)           $(0.55)          $(0.27)          $(0.28)        $(0.23)       $(0.16)
  From net realized gain on
    investments and foreign
    currency transactions                --               (0.82)           (1.05)           (0.96)         (0.92)         --
  In excess of net investment
    income                               --                --               --              (0.12)          --            --
  From paid-in capital                   --               (0.02)            --               --             --            --
                                       ------            ------           ------           ------         ------        ------
      Total distributions declared
        to shareholders                $(0.06)           $(1.39)          $(1.32)          $(1.36)        $(1.15)       $(0.16)
                                       ------            ------           ------           ------         ------        ------
Net asset value - end of period        $11.94            $11.65           $13.80           $14.02         $14.60        $13.86
                                       ======            ======           ======           ======         ======        ======
Total return                             3.01%++          (6.06)%           8.19%            5.40%         14.78%        12.08%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                             1.20%+            1.12%            1.16%            1.13%          1.16%         1.24%+
  Net investment income(S)(S)            1.92%+            2.14%            2.98%            2.08%          2.33%         2.72%+
Portfolio turnover                         31%               69%              91%             109%           183%          143%
Net assets at end of period
  (000 Omitted)                        $1,444            $1,307           $1,621           $1,587         $1,837        $1,848

     * For the period from the inception of Class I shares, January 2, 1997, through October 31, 1997.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premiums on debt securities. The effect of this change for the six months ended
       April 30, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and to decrease the ratio of net investment income to average net assets by 0.10%. Per share, ratios, and supplemental data for periods prior to November 1, 2001, have not been restated to reflect this change.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Global Total Return Fund (the fund) is a non-diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purchase of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At April 30, 2002, the value of securities loaned was $31,589,845. These loans were collateralized by cash of $32,866,698 which was invested in the following short-term obligations:
                                                  PRINCIPAL  AMORTIZED COST
                                                     AMOUNT       AND VALUE
---------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    $16,189,747     $16,189,747
UBS Warburg LLC (U.S. Agency Repurchase
  Agreement)                                     16,676,951      16,676,951
                                                                -----------
Total investments of cash collateral for
  securities loaned                                             $32,866,698
                                                                ===========

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $7,680 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $741 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended October 31, 2001 and October 31, 2000 was as follows:

                                     OCTOBER 31, 2001          OCTOBER 31, 2000
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                       $10,745,332               $ 4,886,950
    Long-term capital gain                 20,322,382                27,483,197
                                          -----------               -----------
                                          $31,077,714               $32,370,147
    Tax return of capital                     575,380                    --
                                          -----------               -----------
Total distributions declared              $31,643,094               $32,370,147
                                          ===========               ===========

As of October 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                 $    --
          Undistributed long-term capital gain               --
          Capital loss carryforward                      (4,874,605)
          Unrealized gain                                 9,341,397
          Other temporary differences                       (77,336)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.84% of the fund's average daily net assets.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $12,156 for the six months ended April 30, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $10,204 for the six months ended April 30, 2002. Fees incurred under the distribution plan during the six months ended April 30, 2002, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $4,679 and $4,527 for Class B and Class C shares, respectively, for the six months ended April 30, 2002. Fees incurred under the distribution plan during the six months ended April 30, 2002, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended April 30, 2002, were $2,261, $118,825, and $1,855 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES           SALES
---------------------------------------------------------------------------
U.S. government securities                      $13,590,055     $10,709,357
                                                -----------     -----------
Investments (non-U.S. government
  securities)                                   $90,196,027     $88,281,790
                                                -----------     -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $331,105,335
                                                                 ------------
Gross unrealized appreciation                                    $ 34,437,993
Gross unrealized depreciation                                     (11,828,765)
                                                                 ------------
    Net unrealized appreciation                                  $ 22,609,228
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                      SIX MONTHS ENDED APRIL 30, 2002        YEAR ENDED OCTOBER 31, 2001
                                    ---------------------------------   --------------------------------
                                            SHARES             AMOUNT           SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                              4,273,240      $  50,004,848        7,995,380      $ 96,921,594
Shares issued to shareholders in
  reinvestment of distributions             46,072            535,461        1,276,429        15,964,790
Shares reacquired                       (2,858,416)       (33,521,106)      (5,303,385)      (65,353,486)
                                        ----------      -------------       ----------      ------------
    Net increase                         1,460,896      $  17,019,203        3,968,424      $ 47,532,898
                                        ==========      =============       ==========      ============

Class B shares
                                      SIX MONTHS ENDED APRIL 30, 2002        YEAR ENDED OCTOBER 31, 2001
                                    ---------------------------------   --------------------------------
                                            SHARES             AMOUNT           SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                759,924      $   8,929,701        1,608,736      $ 19,751,719
Shares issued to shareholders in
  reinvestment of distributions              --                --              669,922         8,425,731
Shares reacquired                       (1,689,572)       (19,880,834)      (1,967,353)      (24,091,217)
                                        ----------      -------------       ----------      ------------
    Net increase (decrease)               (929,648)     $ (10,951,133)         311,305      $  4,086,233
                                        ==========      =============       ==========      ============

Class C shares
                                      SIX MONTHS ENDED APRIL 30, 2002        YEAR ENDED OCTOBER 31, 2001
                                    ---------------------------------   --------------------------------
                                            SHARES             AMOUNT           SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                234,625      $   2,748,950          705,232      $  8,755,446
Shares issued to shareholders in
  reinvestment of distributions              --                --              191,054         2,396,841
Shares reacquired                         (353,519)        (4,148,237)        (857,605)      (10,599,289)
                                        ----------      -------------       ----------      ------------
    Net increase (decrease)               (118,894)     $  (1,399,287)          38,681      $    552,998
                                        ==========      =============       ==========      ============

Class I shares
                                      SIX MONTHS ENDED APRIL 30, 2002        YEAR ENDED OCTOBER 31, 2001
                                    ---------------------------------   --------------------------------
                                            SHARES             AMOUNT           SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                  9,915      $     116,719            9,775      $    118,248
Shares issued to shareholders in
  reinvestment of distributions                572              6,639           13,089           163,712
Shares reacquired                           (1,664)           (19,596)         (28,138)         (341,869)
                                        ----------      -------------       ----------      ------------
    Net increase (decrease)                  8,823      $     103,762           (5,274)     $    (59,909)
                                        ==========      =============       ==========      ============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended April 30, 2002, was $1,723. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                   NET UNREALIZED
                                       CONTRACTS TO                         CONTRACTS AT             APPRECIATION
               SETTLEMENT DATE      DELIVER/RECEIVE     IN EXCHANGE FOR            VALUE           (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------

Sales                 06/18/02  AUD       4,300,950         $ 2,227,353      $ 2,300,920                $(73,567)
                      06/18/02  CAD      14,688,608           9,308,498        9,364,546                 (56,048)
                      06/18/02  DKK      34,104,395           4,006,390        4,121,427                (115,037)
                      06/18/02  GBP         277,982             393,344          403,669                 (10,325)
                      06/18/02  NZD       7,368,982           3,150,461        3,278,541                (128,080)
                      06/18/02  SEK      15,026,508           1,439,390        1,455,812                 (16,422)
                                                            -----------      -----------               ---------
                                                            $20,525,436      $20,924,915               $(399,479)
                                                            ===========      ===========               =========
Purchases             06/18/02  AUD       5,684,398         $ 3,044,264      $ 3,041,036               $  (3,228)
                      06/18/02  CAD       7,812,473           4,916,404        4,980,747                  64,343
                                                            -----------      -----------               ---------
                                                            $ 7,960,668      $ 8,021,783               $  61,115
                                                            ===========      ===========               =========

At April 30, 2002, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $63 with Credit Suisse First Boston Corporation and $73,794 with Merrill Lynch, and a net payable of $252,876 with DB Clearing Services.

At April 30, 2002, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts

                                                                      UNREALIZED
DESCRIPTION                EXPIRATION     CONTRACTS     POSITION    APPRECIATION
--------------------------------------------------------------------------------
Japan Government Bonds        6/11/02             5         Long         $62,539
                                                                         -------

At April 30, 2002, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Change in Accounting Principle
As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to November 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $591,384 reduction in cost of securities and a corresponding $591,384 increase in net unrealized appreciation, based on securities held by the fund on October 31, 2001.

The effect of this change for the six months ended April 30, 2002 was to decrease net investment income by $169,265, increase net unrealized appreciation by $120,111, and decrease net realized losses by $49,154. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

MFS(R) GLOBAL TOTAL RETURN FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust VI, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES                                                 ABBY M. O'NEILL (born 04/27/28) Trustee
JEFFREY L. SHAMES* (born 06/02/55)                       Private investor; Rockefeller Financial Services,
Trustee, Chairman and President Massachusetts            Inc. (investment advisers), Chairman and Chief
Financial Services Company, Chairman and Chief           Executive Officer
Executive Officer
                                                         LAWRENCE T. PERERA (born 06/23/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee                  Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company,
President and Director                                   WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
KEVIN J. PARKE* (born 12/14/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company, Chief          Associates Properties, Inc. (real estate
Investment Officer, Executive Vice President and         investment trust), Director; The Baupost Fund (a
Director                                                 mutual fund), Vice Chairman and Trustee

LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           J. DALE SHERRATT (born 09/23/38) Trustee
Brigham and Women's Hospital, Chief of Cardiac           Insight Resources, Inc. (acquisition planning
Surgery; Harvard Medical School, Professor of            specialists), President; Wellfleet Investments
Surgery                                                  (investor in health care companies), Managing
                                                         General Partner (since 1993); Paragon Trade
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       Brands, Inc. (disposable consumer products),
Trustee                                                  Director; Cambridge Nutraceuticals (professional
Edmund Gibbons Limited (diversified holding              nutritional products), Chief Executive Officer
company), Chief Executive Officer; Colonial              (until May 2001)
Insurance Company Ltd., Director and Chairman;
Bank of Butterfield, Chairman (until 1997)               ELAINE R. SMITH (born 04/25/46) Trustee
                                                         Independent health care industry consultant
WILLIAM R. GUTOW (born 09/27/41) Trustee
Private investor and real estate consultant;             WARD SMITH (born 09/13/30) Trustee
Capitol Entertainment Management Company (video          Private investor; Sundstrand Corporation
franchise), Vice Chairman                                (manufacturer of highly engineered products for
                                                         industrial and aerospace applications), Director
J. ATWOOD IVES (born 05/01/36) Trustee                   (until June 1999)
Private investor; KeySpan Corporation (energy
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55)                        ROBERT R. FLAHERTY (born 09/18/63) Assistant
Trustee, Chairman and President                          Treasurer
Massachusetts Financial Services                         Massachusetts Financial Services Company, Vice
Company, Chairman and Chief Executive                    President (since August 2000); UAM Fund Services,
Officer                                                  Senior Vice President (prior to August 2000)

JAMES R. BORDEWICK, JR. (born 03/06/                     ELLEN MOYNIHAN (born 11/13/57)
59) Assistant Secretary and Assistant                    Assistant Treasurer Massachusetts Financial
Clerk                                                    Services Company, Vice President (since September
Massachusetts Financial Services                         1996)
Company, Senior Vice President and
Associate General Counsel                                JAMES O. YOST (born 06/12/60)
                                                         Assistant Treasurer Massachusetts Financial
MARK E. BRADLEY (born 11/23/59)                          Services Company, Senior Vice President
Assistant Treasurer
Massachusetts Financial Services
Company, Vice President (since March
1997)

STEPHEN E. CAVAN (born 11/06/53)
Secretary and Clerk
Massachusetts Financial Services
Company, Senior Vice President,
General Counsel
and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Stephen C. Bryant+                                       business day from 9 a.m. to 5 p.m. Eastern time.
Steven R. Gorham+                                        (To use this service, your phone must be equipped
Frederick J. Simmons+                                    with a Telecommunications Device for the Deaf).

CUSTODIAN                                                For share prices, account balances, exchanges or
State Street Bank and Trust Company                      stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
INVESTOR INFORMATION                                     touch-tone telephone.
For information on MFS mutual funds, call your
investment professional or, for an information           WORLD WIDE WEB
kit, call toll free: 1-800-637-2929 any business         www.mfs.com
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

MFS(R) GLOBAL TOTAL RETURN FUND                                ------------
                                                                PRSRT STD
[logo] M F S(R)                                                U.S. POSTAGE
INVESTMENT MANAGEMENT                                              PAID
                                                                   MFS
500 BOYLSTON STREET                                            ------------
BOSTON, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                              MWT-3  06/02  31M  24/224/324/824